SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K


                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): May 18, 2002


                      Commission File Number: 0-16195


                           II-VI Incorporated
            (Exact Name of Registrant as Specified in Charter)



        PENNSYLVANIA                            25-1214948
(State or Other Jurisdiction                  (IRS Employer
      of incorporation)                     Identification No.)

     375 Saxonburg Boulevard
        Saxonburg, PA 16056                       16056
(Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code: 724-352-4455

Item 5.  Other Information.
------   -----------------

As previously announced in a press release dated April 2, 2002, Dr. Vincent (Chuck) D. Mattera, Jr. resigned from Board of Directors of II-VI Incorporated on May 18, 2002.
















































                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     II-VI INCORPORATED


                                            By:   /s/ Craig A. Creaturo
                                            Craig A. Creaturo, Treasurer


Dated:  May 20, 2002